Seres Therapeutics Investor Presentation  August 2025 Exhibit 99.2

Disclaimers Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements about: the timing and results of our clinical studies and data readouts; current or future products or product candidates and their potential benefits; our clinical development plans; communications with, feedback from, or submissions to the FDA; future product candidates; our ability to secure a strategic, R&D or other partnership and/or generate additional capital, financing, or other resources; the potential market and commercial opportunity for SER-155 and other product candidates, if approved; operating plans, cost reductions actions, and our future cash runway, including potential payments due from Nestlé related to the VOWST sale; our planned strategic focus; the timing of any of the foregoing; and other statements that are not historical fact. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: (1) our need for additional funding; (2) our ability to continue as a going concern; (3) we have incurred significant losses, are not currently profitable and may never become profitable; (4) our limited operating history; (5) the expected payments from the VOSWT sale are subject to risks and uncertainties; (6) we may not be able to realize the anticipated benefits of the VOWST sale, and may face new challenges as a smaller, less diversified company; (7) we have in the past and may in the future receive notice of the failure to satisfy a continued listing rule from The Nasdaq Stock Market LLC; (8) our novel approach to therapeutic intervention; (9) our reliance on third parties to conduct our clinical trials and manufacture our product candidates; (10) our ability to achieve market acceptance necessary for commercial success; (11) the competition we will face; (12) our ability to protect our intellectual property; and (13) our ability to manage our recent CEO transition, to retain key personnel and to manage our growth. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 7, 2025 and our Quarterly Report on Form 10-Q to be filed with the SEC on August 6, 2025, as well as our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management's estimates as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.  Seres Therapeutics, Inc. © 2025

Transforming patient outcomes using proprietary consortia of live biotherapeutics Strong Foundation Validated platform highlighted by VOWST® FDA approval as first ever oral microbiome therapy with outstanding clinical results VOWST asset sale strengthened balance sheet and streamlined organization Cash into Q1 2026 Positive SER-155 Phase 1b Data in Allo-HSCT 77% relative risk reduction for bloodstream infections Well tolerated safety profile Exploratory biomarker data reinforce SER-155 MOA Breakthrough Designation Constructive FDA feedback on Phase 2 study; protocol submitted in Q2 2025 Blockbuster SER-155 Opportunity Initial SER-155 development in allo-HSCT Potential to initiate multiple clinical trials for additional indications Multi-billion net sales opportunity across indications (e.g., autologous-HSCT, blood cancers, CAR-T recipients) Investigator-sponsored trial in immune-related enterocolitis Expansive Platform Potential Systemic inflammation and immune homeostasis biomarker data support the potential in inflammatory and immune diseases, such as IBD (e.g., ulcerative colitis and Crohn's disease) SER-147 designed to prevent infections in chronic liver disease Seres Therapeutics, Inc. © 2025 Engaging with multiple parties regarding various deal structures, including potential business development and partnerships, intended to secure capital and other resources to enable the clinical advancement of SER-155 and additional live biotherapeutic product candidates

Validated therapeutic modality and platform: Seres pioneered the development and FDA approval of VOWST as the first-ever oral live microbiome therapeutic FDA approved (April 2023) to prevent the recurrence of C. difficile infection in adults Approximately 88% sustained clinical response rate (C. diff. recurrence, at up to 8 weeks) DRAMATIC CLINICAL BENEFIT – Preventing infection recurrence Source: Feuerstadt P et al. N Engl J Med. 2022;386(3):220-229 VOWST asset sale (completed September 2024) provided capital to support pipeline advancement and resulted in a more streamlined, focused organization Seres Therapeutics, Inc. © 2025

VOWST asset sale completed September 30, 2024: transformational for Seres – provides resources to support SER-155 advancement KEY FINANCIAL TERMS VOWST asset purchase agreement provided infusion of capital and to SER-155 development Asset sale extended operational runway Retired debt and other obligations Majority of transition activities complete as of Q2 2025; manufacturing services through end of 2025 $100M upfront payment to Seres, less ~$20M in net obligations due to an affiliate of SPN* $15M equity investment by SPN at closing $60M prepaid sales-based milestone at closing $50M received in January 2025 $25M (offset by $1.4M in employment-related payment) received in July 2025 $275M in potential future sales-based milestone payments (subject to reductions for interest on prepaid milestone payment) Transaction results in a more streamlined, focused Seres organization and lower cash burn rate *SPN: Société des Produits Nestlé S.A. Seres Therapeutics, Inc. © 2025

The gut microbiome has substantial untapped therapeutic potential to both prevent and treat diseases The genetic content of the microbes living within and on your body is at least 100-fold greater than that contained in the human genome Sources: Ley et al. (2006) Cell; Qin et al. (2010) Nature Seres Therapeutics, Inc. © 2025

Disrupted gastrointestinal microbiome is mechanistically linked to infections and disease Impacted Biology & Disease Relevance Increased pathogen abundance, in combination with impaired barrier integrity and decreased immune function… …enables bacterial and antigen translocation leading to infections & inflammation Disrupted & Disease Susceptible Not Disrupted Lost epithelial barrier & mucosal integrity Unfavorable immune responses Pathogen or “undesirable” microbe abundance Seres Therapeutics, Inc. © 2025

Consortia of live commensal bacteria can be used as therapeutics Change in microbiome function Bile acids Short-chain fatty acids Tryptophan metabolites Other Restructure microbiome composition Engraftment of drug strains Disrupted Microbiome with functional deficiencies (Disease susceptible)  Change in host function Consortia of bacterial strains Optimized to target multiple disease-relevant pathways Live Biotherapeutics PK PD Seres Therapeutics, Inc. © 2025

Seres’ biotherapeutics and pipeline candidates are expected to have well tolerated safety profile, reducing development risk Sources:  Nanayakkara et al, CA Cancer J Clin 2021; Penack et al, Blood Adv 2020; Zheng et al, Infect Dis Ther 2021 Based on GI bacteria naturally found in healthy humans, and not associated with disease VOWST product profile includes well tolerated safety without drug-related serious adverse events Well tolerated safety profile in multiple clinical trials and patient populations, including medically vulnerable allo-HSCT recipients Safety profile has potential to mitigate a primary cause of drug development failure Seres Therapeutics, Inc. © 2025

Seres’ initial focus is preventing infections in allo-HSCT; potential is broad Allo-HSCT Survival by microbiome diversity Lower microbiome diversity post allo-HSCT is associated with increased blood stream infections and decreased overall survival Autologous HSCT Survival by microbiome diversity Lower microbiome diversity post auto-HSCT is associated with worse overall and progression-free survival Chronic Liver Disease Microbiome diversity decreases with disease severity and is associated with increased risk of infection & death Sources: Peled, et al, NEJM 2020; Khan et al, Blood 2021; Bajaj et al, Clin Gastroenterol Hepatol 2019; Odenwald, et al. Nature Micro. 2023 Common biology across vulnerable populations: pathogen domination in the GI microbiome, loss of epithelial barrier integrity, impacted immune function Survival by microbiome diversity Seres Therapeutics, Inc. © 2025

Near-term focus on SER-155 as anchor biotherapeutic program; constructive FDA engagement on path forward in addition to Breakthrough and Fast Track designations

VOWST™ provides clinical proof of concept

- *Reduces risk of recurrent C. diff infections*
- *Well tolerated safety profile*

Program	Lead Indication & Development Stage	Therapeutic Objectives	Potential Additional Indications
SER-155	Allogeneic HSCT: Phase 1b Cohort 2 (placebo controlled) data announced Sept. '24 and exploratory biomarker data in Q1 '25	Reduce incidence of serious bacterial infections (e.g., BSIs), febrile neutropenia, and GvHD	• Autologous HSCT • Blood cancers • CAR-T • Investigator sponsored study in Immune checkpoint related enterocolitis (irEC) started
SER-147	Chronic liver disease: IND-enabling activities	Reduce incidence of serious bacterial infections (e.g., SBP, BSIs) and related complications	• Solid organ transplant • ICU patients • Long-term care patients

Phase 2 study protocol submitted to FDA in May 2025; anticipating further FDA feedback which is expected to support finalizing protocol

BSI: bloodstream infection; SBP: spontaneous bacterial peritonitis

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Allo-HSCT regimen can result in infectious consequences and increased mortality

Allo-HSCT treatment regimen



Chemotherapy
Anti-infectives
Allo-HSCT infusion
Increased risk of infection, GvHD
-14
0
+100 *Days*
Conditioning
Immunosuppression
Extensive GI microbiome disruption

Treatment consequences

- **Only ~60% survival** 3 years post-transplant in US and EU
- Significant **immune compromise**
- **~10% transplant mortality for adults** in first 100 days post-transplant
- **Infections are a leading cause of death**
- Gut microbiome disruption frequently observed globally (US, Germany, Japan)

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Sources: CIBMTR 2023 US summary slides; Passweg et al *BMT* 2025; Penack et al, *Blood Adv* 2020; Khan et al, *Blood* 2021; Peled et al, *NEJM* 2020; Stein-Thoeringer et al, *Science* 2019; Bleakley & Riddell, *Nat Rev Cancer* 2004

Bloodstream infections (BSIs) are a leading cause of death post-transplant and are increasing in incidence

Incidence

- **BSI risk increasing** due to recent adoption of post-transplant cyclophosphamide (PTCy) for GvHD prophylaxis
- BSI prevalence high **despite standard of care use of antibacterial prophylaxis**
- ~50% of infections are gut-seeded
- 50-80% febrile neutropenia incidence


Bacterial BSI in first 30 days post-HSCT
50%
40%
30%
20%
10%
0%
14%
43%
Non-PTCy
PTCy
Salas et al 2024

Impact

- Infection is **leading cause of death** in first 100 days post-HSCT for adults
- **~7.5% mortality rate** from bloodstream infections
- Complications including infection associated with longer hospital stay and ICU utilization, driving **substantial cost increase**

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Sources: Gill et al, *Microorganisms* 2023; Sava et al, *Bone Marrow Transplantation* 2022; Carreira et al, *Transplant Cell Ther* 2022; Youssef et al, *Pediatric Transplantation* 2020; Song et al, *Infect Drug Resist* 2023; Bolaños-Meade J et al, *NEJM* 2023; Salas et al, *Transplant Cell Ther* 2024; Rearigh et al, *Annals of Hematology* 2020; CIBMTR 2023 US summary slides; Perales et al *Biol Blood Marrow Transplant* 2017; Taplitz et al, *J Clin Oncol* 2018; 2024 Seres physician market research

SERES THERAPEUTICS

Standards of care to prevent bloodstream infections in allo-HSCT patients are poor and decreasing in efficacy * ASCO: American Society of Clinical Oncology; IDSA; Infectious Diseases Society of America; EBMT: formerly known as the European Society for Blood and Marrow Transplantation; PTCy: post-transplant cyclophosphamide Sources:  Taplitz et al, J Clin Oncol 2018; EBMT 2022 report; Neuerberg et al Transplant Cell Ther 2024; Bolaños-Meade et al, NEJM 2023 Joint ASCO* and IDSA recommendation Fluoroquinolones (FQ) recommended for antibacterial prophylaxis Prophylaxis recommended during window of expected neutropenia EBMT guidelines and Infectious Disease Working Party recommendations 2022 Workshop recommends move to "targeted" antibacterial prophylaxis Multiple analyses suggest reduced infections from antibacterial prophylaxis but no overall survival benefit Trends High BSI rate happening despite broad FQ prophylaxis in the US Prophylaxis efficacy decreasing as bacteria become resistant to antibiotics PTCy adoption for GvHD prophylaxis is increasing BSI rates Seres Therapeutics, Inc. © 2025

SER-155 Phase 1b study evaluated safety, pharmacology, and efficacy in adult allo-HSCT recipients SER-155 COHORT 1 Open-label (n=15 enrolled) COHORT 2 Placebo-controlled 1:1 (n=45 enrolled) SER-155 Placebo results reported May 2023 results announced Sept. 2024 Primary Endpoints: Safety and tolerability SER-155 bacterial strain engraftment Key Secondary Endpoints through HSCT Day 100: Incidence of bloodstream infections (BSI), GI infections, and acute GvHD ≥ Grade 2 Incidence and duration of febrile neutropenia Bacterial pathogen abundance Seres Therapeutics, Inc. © 2025

SER-155 Safety: SER-155 was generally well tolerated with no treatment-related SAEs Treatment-emergent adverse events (TEAEs) All but one subject in the placebo arm experienced at least 1 TEAE Most common for SER-155 treated subjects (≥50% and with Δ ≥5% greater than placebo): diarrhea (86% vs. 74% placebo), nausea (62% vs. 53% placebo) 1/40 (3%) subject experienced a TEAE leading to treatment discontinuation (active = 0; placebo = 1) 3/40 (8%) subjects experienced a TEAE leading to study discontinuation (active = 1; placebo = 2) Serious adverse events (SAEs) 19/40 (48%) subjects experienced an SAE: 11/21 (52%) SER-155-treated subjects vs. 8/19 (42%) placebo-treated subjects; none considered related to SER-155 (no SUSARs) Most common SAE SOC: infections & infestations (24% active vs. 37% placebo) 3 deaths prior to Day 100 (active = 1; placebo = 2), 1 death after Day 100 (active), none considered related to SER-155 Adverse events of special interest (AESIs) AESIs (bloodstream infections, GI infection, invasive infection): 14/40 (35%) subjects Rates of AESIs were lower in SER-155 arm vs placebo arm (29% vs 42% respectively) No SER-155 species were identified in culture from any subject Seres Therapeutics, Inc. © 2025

SER-155 Efficacy: SER-155 associated with 77% relative risk reduction in bacterial BSIs and reduction in systemic antibiotic exposure Bloodstream infections Significant decrease in bacterial bloodstream infections in SER-155-treated subjects vs. placebo with 77% relative risk reduction Numerically lower incidence rate of febrile neutropenia in SER-155-treated subjects vs. placebo Febrile neutropenia Antibiotic exposures Significantly lower mean cumulative exposure (days) and exposure rate to systemic antibacterials / antimycotics for SER-155-treated subjects vs. placebo * CDI: C. difficile infection Seres Therapeutics, Inc. © 2025

Bloodstream infections from HSCT Day 0 to Day 100: Lower incidence in SER-155 treated subjects vs. placebo Bloodstream infections from Day 0 to Day 100 (# patients) SER-155 n=20 n (%) Placebo n=14 n (%) Subjects with confirmed BSI 2 (10.0%) 6 (42.9%) 95% confidence interval (1.2, 31.7) (17.7, 71.1) CI: 95% 2-sided Clopper-Pearson confidence interval of incidence is applied Odds ratio: for incidence between treatment groups (SER-155 and placebo) with 95% 2-sided confidence interval and the corresponding p-value calculated based on the Fisher’s Exact test Odds ratio 0.15 95% confidence interval (0.01, 1.13) p-value 0.0423 mITT-1 population Organisms in SER-155 patients: Finegoldia magna; E. coli/Strep mitis Organisms in placebo patients: E.coli; Enterococcus faecium/staph haemolyticus/Candida krusei; Staph aureus; Staph haemolyticus; Pseudomonas aeruginosa; E coli Seres Therapeutics, Inc. © 2025

Cumulative exposure to systemic antibacterials / antimycotics through HSCT Day 100: Lower incidence in SER-155 treated subjects vs. placebo Cumulative Antibacterial or Antimycotic Exposure (HSCT Days) SER-155 n=20 n (SD) Placebo n=14 n (SD) Mean (SD) 9.2 (5.44) 21.1 (20.31) Median 9.0 14.0 Min, Max 0, 19 0, 74 Cumulative exposure is the sum of all days a subject received systemic antibacterials and/or antimycotics between HSCT Day 0 through Day 100; counting once per day regardless of number of agents taken 95% confidence interval and p-value based on independent samples t-test of the difference in mean days between SER-155 and placebo Mean Difference (95% CI) -11.9 (-23.85, -0.04) p-value 0.0494 mITT-1 population Seres Therapeutics, Inc. © 2025

Cumulative exposure rate to systemic antibacterials / antimycotics through HSCT Day 100: Lower incidence in SER-155 treated subjects vs. placebo

Cumulative Antibacterial or Antimycotic Exposure Rate	SER-155 n=20 Rate (SD)	Placebo n=14 Rate (SD)
Mean (SD)	0.090 (0.0530)	0.305 (0.2898)
Median	0.089	0.244
Min, Max	0.00, 0.18	0.00, 0.90

Mean Difference (95% CI)	**-0.2 (-0.38, -0.05)**
p-value	**0.0163**

mITT-1 population

- Cumulative exposure rate is calculated as the sum of all days a subject received systemic antibacterials and/or antimycotics on or after HSCT Day 0 (counting once per day, regardless of number of antibacterial/antimycotic medications taken in a day) through HSCT Day 100 over the total number of days a subject was on the study from HSCT Day 0 to the earliest of EOS, or HSCT Day 100
- 95% confidence interval and p-value are based on independent samples t-test of the difference in mean days or mean rate of cumulative exposure between SER-155 and Placebo

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SER-155 Pharmacodynamics: the Phase 1b study included multiple measures of drug pharmacodynamics which provide support for the intended biological activity

SER-155 Mechanism of Action Targets	Preclinical Optimization	Clinical Support for MoA	Measurements on Ph1b clinical study
Inhibit Pathogens or "Undesirable" Microbes	✓	✓	Genomic measurements of pathogen abundance in gastrointestinal tract, including domination by pathogenic bacteria
Repair & Protect Intestinal Epithelial Barrier Integrity	✓	✓	Concentration of fecal albumin in subject stool, reflecting barrier damage and leakage of serum albumin into the GI tract
Modulate/Regulate Immune Responses & Function	✓	✓	Concentrations of plasma cytokines, chemokines and signaling molecules reflecting GI inflammation, systemic inflammation, and immune homeostasis

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SER-155 Pharmacodynamics (pathogen domination): prevalence in SER-155 Cohort 2 was substantially lower relative to Historical Control Cohort



SER-155
1st Course
HSCT Day 0
Post Neutrophil
Recovery
Subjects with Domination (%)
30
20
10
0
N = 108
18
107
18
108
14
SER-155 Cohort 2
MSKCC Historical Control Cohort3

- Pathogen domination (i.e., relative abundance in the GI ≥30%) has been associated with risk of BSIs and other negative clinical outcomes[1, 2]
- Observed pathogen domination events were low in both the placebo and SER-155 arms with no significant differences observed
  - *The ability to detect pathogen domination in the placebo arm was constrained due to the imbalance in the number of available stool samples between the arms.*
- Pathogen domination was substantially lower in SER-155 Cohort 2 compared to Historical Control Cohort[3]

1 - Peled et al, NEJM 2020; Stein-Thoeringer et al, Science 2019; Kusakabe et al, BBMT 2020
2 - Bacteria in the families: ESKAPE (Enterococcaceae, Enterobacteriaceae & Staphylococcaceae) & Streptococcaceae; domination defined as ≥30% relative abundance in the GI
3 - Subjects that are sampled at similar time points as SER-155 Phase 1b subjects; microbiome data produced using same protocols as SER-155 Phase 1b subjects

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Clinical: Epithelial barrier exploratory translational biomarker results support intended mechanisms of action and clinical safety and efficacy results

Repair & Protect Intestinal Epithelial Barrier Integrity

Following SER-155 treatment course 1 (“post-155 T1”), fecal albumin levels were significantly lower in SER-155 compared to placebo

At the post-155 T1 timepoint, fecal albumin levels in placebo were significantly higher than levels observed in healthy volunteers, consistent with barrier damage induced by HCT conditioning.

Fecal albumin levels remained low in SER-155 subjects and similar to healthy volunteers throughout the peri-transplant period suggesting barrier protection.



SER-155-001
Healthy
p = 0.0006
Fecal Albumin (ng/ML)
50000
20000
10000
5000
3125
N=13 9 18 8 18 6 14 7
25
Baseline
Post-SER-155
HCT Day 0
Neutrophil engraftment
Healthy

Box plots (SER-155 = blue; Placebo = grey; Healthy Control = green) represent the 25th and 75th percentiles of the inter-quartile range (IQR) of distribution with median value indicated by horizontal marker. The vertical whiskers cover all data within 1.5 * IQR. Green dashed line corresponds to 75th percentile of IQR of fecal albumin concentrations measured in healthy control population; LLOD for assay = 3125 ng/mL. P-values reported for general linear model (GLM) comparing arms; results consistent if baseline concentrations are included in the model.

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Clinical: Anti-inflammatory translational biomarker results support intended mechanisms of action and clinical safety and efficacy results

Modulate / Regulate Immune Responses and Function

In the peri-transplant period, treatment with SER-155 was associated with lower plasma concentrations of several pro-inflammatory cytokines relative to placebo including: **IFN-γ**, **TNF-α**, **IL-17** & **IL-8**.

Biomarker	Post-155 T1	HCT Day 0	Neutrophil recovery
IFN-γ		155 < PBO $p<0.1$	155 < PBO $p<0.05$
TNF-α			155 < PBO $p<0.1$
IL-17	155 < PBO $p<0.05$	155 < PBO $p<0.05$	155 < PBO
IL-8	155 < PBO	155 < PBO	

"155 < PBO" indicates time points with lower biomarker concentrations in SER-155 arm compared to placebo. Blue shaded cells indicate time points with statistical significance based on a generalized linear model (GLM), with threshold noted. P-values reported for GLM to evaluate impact of treatment. "155 < PBO" result shown for time points that are directionally consistent if baseline concentrations are included in the model, though significance may have shifted.

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US HCPs seek significant reduction of infection risk without compromising patient safety and would incorporate such a therapeutic into standard of care Efficacy Safety Health economics Reduce incidence of bloodstream infections: target 20% BSI rate vs. current 40% rate Reduce systemic antibiotic use that is contributing to rising resistance Reduce incidence of febrile neutropenia: target 60% FN rate vs. current 80% rate No major adverse event signals Expect translation to fewer deaths in the active study arm SER-155 Phase 1b data suggest potential to deliver this profile in a pivotal study Shorten hospital stay, reduce readmissions & reduce ICU utilization Source:  Seres primary market research 2024 Profile of SER-155 Seres Therapeutics, Inc. © 2025

HCPs see SER-155 as a potentially transformative means to eliminate complications that get in the way of achieving transplant success Primary Value Driver for SER-155 Reducing the risk of HSCT-related complications, thus ensuring successful engraftment and long-term health of the patient A relative risk reduction of 50% in BSIs is seen as “transformative” and would support broad inclusion in standard protocols for allo-HSCT patients Health Care Providers Streamlines the transplant process so they can spend more time treating the patient’s underlying conditions and less time dealing with potential morbidities Patients One less thing to worry about for patients already dealing with a lot; additional financial and QoL benefits due to shortened hospital stays Healthcare System Reduced healthcare costs due to shorter hospital stays, fewer ICU visits, fewer antibiotic days and lower incidence of severe negative outcomes “This would probably be standard of care. It would be all eligible patients minus those who cannot tolerate it or are allergic.” “ “ “ The benefit would be massive because people die from these infections and so preventing them, the biggest benefit is mortality. The rest of the stuff with ICU admits and sepsis protocols and all…I think some of that also gets averted. That would be huge.” Source:  Seres primary market research 2024 Seres Therapeutics, Inc. © 2025

US payers confirm high unmet clinical need for infection prophylaxis in allo-HSCT recipients and robust profile of SER-155

High clinical burden and unmet need

- High perceived clinical burden of BSIs within the allo-HSCT patient population is driven by high frequency of occurrences and poor associated outcomes
- Lack of an efficacious prophylactic therapy that successfully limits incidence of BSIs is considered a key unmet need and current driver of clinical burden
- Top unaided clinical concerns raised by payers include risk of febrile neutropenia, sepsis, and antibiotic-resistant infection


Clinical Burden Rating
HIGH
LOW

Profile of SER-155 positively received

- Proposed risk reduction of BSIs and related endpoints were seen as clinically meaningful and supportive of value proposition
- "*The reductions in primary and secondary endpoints are encouraging and brings hope that you are going to escape this risky scary complication of cancer therapy.*"

Site of dispensing drives reimbursement pathway

- Oral administration is viewed as convenient by payers, with most expecting coverage under outpatient pharmacy benefit given oral administration likely outside of the hospital setting

Source: Q4 2024 US market research with sample including national and regional health plans + PBMs representing ~128M covered lives

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EU KOLs supportive of SER-155 Phase 1b results; eager to participate in Phase 2 clinical trial

EU KOL feedback on SER-155 at EBMT congress

KOL feedback
(Based on 14 KOL meetings)

FR DE IT ES GB

General: High-level awareness of Seres and SER-155 *prior* to Ph 1 presentations

EU KOLs view BSIs as serious problem in HCT

In southern EU countries, high rates of MDRO colonization is a significant risk factor for life-threatening and fatal BSI outcomes

AML noted as an expansion opportunity for SER-155

Variable use of PTCy- and antibiotic-prophylaxis across EU unlike US

Phase 1: Wide acceptance, enthusiasm of SER-155 clinical safety & efficacy results

Phase 2: Strong support of primary endpoint being BSI, 30 days

Eagerness to participate in Ph 2 trial; no competing trials in 2026

"From our clinical point of view, we would have lots of patients for 155" (noted high number of MDROs at clinical site). ES KOL

"High interest, attractive findings, also economic benefit" GB KOL

"Congratulations on the tremendous progress with your transformative microbiome intervention and the encouraging interaction with the FDA" GB KOL

"This work is very important; must restore GI tract" IT KOL

"These results are very encouraging" DE KOL

AML: acute myelogenous leukemia. BSI: Blood stream infections. HCT: hematopoietic cell transplantation. MDRO: multi-drug resistant organism. PTCy: post-transplant cyclophosphamide

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Viral prophylaxis provides precedent in medically vulnerable patients

Prevymis - increasingly used for viral infection prophylaxis (e.g., allo-HSCT and solid organ transplant populations)

PREVYMIS® (letermovir)
240 mg, 480 mg tablets
Injection 20 mg/mL

$785M '24 WW sales
(~30% growth over '23)

- Reduces CMV infection in allo-HSCT recipients
- Lowers mortality rate

- Overall cost of allo-HSCT is high (~$400K US year 1 allo-HSCT costs)
- Transplant-related complications (e.g., infections) raise cost by ~$180K
- Infections result in longer hospital stays, readmissions, increased ICU utilization

Sources: CMS.gov; Broder et al, *Am Drug Health Benefits* 2017; Perales et al, *Biol Blood Marrow Transplant* 2017; Merck SEC filings

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SER-155 has blockbuster commercial potential, driven by a robust SER-155 profile and substantial unmet needs in allo-HSCT and additional groups

- ✓ **High unmet need** to prevent frequent and serious infections
- ✓ ~40K annual transplants worldwide; 3% annual growth from aging population and transplant success rates
- ✓ **Costly procedure** (~$400K US year 1 allo-HSCT per patient cost) with **high incremental costs** of infections (incremental ~$180K/patient)
- ✓ SER-155 has potentially **"transformational" profile** with robust efficacy and safety
- ✓ Highly concentrated universe of transplant centers conducting stem cell transplant procedures allows for an **efficient commercial model** with rapid education on new standard of care

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Sources: CIBMTR; HRSA; Passweg et al, *BMT* 2021; IQVIA; Broder et al, *Am Drug Health Benefits* 2017; Perales et al, *Biol Blood Marrow Transplant* 2017 CMS.gov; Merck SEC filings

SERES THERAPEUTICS™

Indication expansion: potential 10x addressable population

	Allo-HSCT	Autologous HSCT	Broader leukemia & lymphoma population*
WW annual diagnoses or transplants	~40,000	~60,000	~500,000
US annual diagnoses or transplants	~9,300	~13,500	~87,000 initial focus
Unmet needs addressed by SER-155	Prevent mortality and cost of post-transaction infections	Prevent mortality and costs of post-transplant infections	Reduce morbidity, mortality, and cost of infections and febrile neutropenia from chemotherapy

*Includes acute myeloid leukemia, multiple myeloma, and aggressive B cell non-Hodgkin lymphomas (diffuse large B-cell lymphoma, mantle cell, Burkitt's lymphoma)
Sources: CIBMTR, US NCI SEER, Thandra et al 2021 report of WHO data, Niederwieser et al *Haematologica* 2022; WHO Global Cancer Observatory; American Cancer Society

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Accelerating SER-155 clinical development based on positive Phase 1b outcomes Engaging with multiple parties regarding various deal structures to enable SER-155 clinical advancement in allo-HSCT and expand to multiple target populations Constructive engagement with FDA on advancement of SER-155 allo-HSCT program Received Breakthrough Therapy designation in December 2024 Submitted Phase 2 procotol to FDA in Q2; study aims to enroll 248 patients and incorporates adaptive design Phase 2 expected to incorporate interim data analysis which is anticipated within 12 months of study start; commencement of Phase 2 is funding dependent Intend to evaluate SER-155 in additional patient populations with high risk of serious bacterial infections Seres Therapeutics, Inc. © 2025 Memorial Sloan Kettering initiated IST to evaluate SER-155 for treatment of immunotherapy-related enterocolitis *IST: investigator-sponsored trial

SER-147 developed to prevent infections in chronic liver disease patients

Substantial unmet need

0.5M  2.1M 

~50% experience bacterial infections in a 6 month period

~20-25% of infections are spontaneous bacterial peritonitis (SBP) and bloodstream infections likely to be gut-seeded

Promising preclinical data

SER-147 is an investigational live oral biotherapeutic designed to reduce pathogens causing gut-seeded SBP and BSIs in liver disease patients

<u>Example</u>: 1-3 log reduction of *E. coli* in *in vitro* models, plus reduction of other pathogens

Declining *E. coli* titers


CR-E. coli CFU/mL
+ E. coli
Antibiotic Conditioning
SER-147 Dosing
LOD
3
4
5
6
8
9
10
11
14
16
18
20
21
Passage
No Treatment
SER-147 Treatment

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Sources: GBD 2017 Cirrhosis Collaborators, *Lancet Gastroenterology & Hepatology* 2020; United Nations world population data; Trebicka et al, *J Hepatol* 2020; Seres preclinical data from 2023 IDWeek

SERES THERAPEUTICS

SER-603 designed to target inflammatory drivers of Inflammatory Bowel Disease (IBD) that current standards of care cannot

IBD is a mucosal barrier-immune disease

SER-603 targets upstream of current IBD therapies and without immune suppression

Inflammatory microbiome
Overabundance of pathogenic and inflammatory bacteria

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Loss of GI barrier integrity
Barrier damage allows translocation of inflammatory bacteria and molecules

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Inflammatory immune responses
Induce inflammatory responses in APCs and CD4+ T cells



PAMPs
Inflammatory Bacteria
APCs
Chemokine & cytokine signaling
CD4+ T cell
Th1
Th2
Th17
Treg
Neutrophil recruitment
Inflammation
Cytokine-induced changes in immune environment

Seres IBD Program

- Nominated & validated **novel, microbial-linked biomarkers that are predictive of response** to current IBD therapies
- Demonstrated in preclinical models that **SER-603, a novel cultivated LBP, can target all three drivers of disease** without immunosuppression as a monotherapy and can improve response to advanced therapies in combination
- Supported by **Crohn's & Colitis Foundation IBD Ventures award**
- Actively **engaged with potential partners** to advance program

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Seres Therapeutics, Inc. © 2025

Sources: Seres data on file

SERES THERAPEUTICS

Manufacturing platform delivers defined consortia in oral formulation using cost-effective production Novel formulations enabling consistent drug product composition, drug stability for distribution, and targeted drug delivery Quality systems to ensure product quality and stability, extending prior regulatory successes, including developing product release specifications with the FDA Highly intensive strain bioprocessing leveraging flexible, single-use manufacturing technology for cost-effective production Strain isolation and characterization pipeline to rapidly identify cGMP-suitable medium components Seres Therapeutics, Inc. © 2025

Maximizing opportunity of live biotherapeutics going forward SER-155 Bloodstream infections in Allo-HSCT: Engaged with FDA; constructive feedback on SER-155 development strategy; received Breakthrough Therapy designation Evaluate in additional cancer treatment populations w/ high risk of serious bacterial infections Investigator-sponsored trial treating immune checkpoint-related enterocolitis started Prevent life-threatening bacterial infections, including antimicrobial resistant infections in additional populations SER-603 to treat immune-related diseases (e.g., IBD, UC, Crohn’s) Additional Opportunities SER-147 Infections in Chronic liver disease: IND enabling activities Indication expansion (e.g., radiation enteritis, ICU and long-term care patients, organ transplant) rCDI: Proven clinical and regulatory success; asset sale to Nestlé; Seres eligible for future milestones VOWST Seres Therapeutics, Inc. © 2025

Summary and path forward SER-155 Phase 1b placebo-controlled clinical results promising and Phase 2 planning Constructive FDA engagement; Phase 2 study protocol submitted to FDA in May 2025; Commencement of Phase 2 is funding dependent Administration associated with 77% relative risk reduction for BSIs, significant reduction in systemic antibiotic exposure and lower incidence of febrile neutropenia vs placebo Exploratory biomarker data support SER-155 MOA and potential role for Seres’ platform to provide clinical benefit to patients with inflammatory & immune diseases (e.g., UC & Crohn’s disease) Capital Strategy & Financial position Engaging with multiple parties regarding various deal structures, including potential business development and partnerships, intended to secure capital and other resources to enable the clinical advancement of SER-155 and additional live biotherapeutic product candidates ~$45.4M in cash/cash equivalents at June 30, 2025; cash runway projected into Q1 2026 VOWST asset sale closed in Sept 2024; $50M received in January 2025 and $25M received in July 2025 (offset by ~$1.4M in employment-related payments) + $275M potential future milestones Developing a pipeline of novel live biotherapeutics in areas with large commercial potential SER-155 Phase 1b placebo-controlled clinical efficacy data support Seres’ strategy Pipeline aims to bring transformative medicines to a wider set of patients, led by SER-155 VOWST approval validates using live biotherapeutics to prevent life-threatening infections Memorial Sloan Kettering initiated IST for treatment of immunotherapy-related enterocolitis (irEC) Seres Therapeutics, Inc. © 2025